BLACKROCK ETF TRUST

iShares International Dividend Active ETF

(the “Fund”)

Supplement dated September 10, 2026 (the “Supplement”) to the Fund’s Summary Prospectus and

Prospectus, each dated August 28, 2026, as supplemented to date

Effective immediately, the following changes are made to the Fund’s Summary Prospectus and Prospectus, as applicable:

The section of the Summary Prospectus entitled “Management — Portfolio Managers” and the section of the Prospectus entitled “Fund Overview — Management — Portfolio Managers” are deleted in their entirety and replaced with the following:

Portfolio Managers. Zeshan Azam and Wendy Agnew (the “Portfolio Managers”) are jointly and primarily responsible for the day-to-day management of the Fund. Mr. Azam and Ms. Agnew have been Portfolio Managers of the Fund since September 2026.

The section of the Prospectus entitled “Management — Portfolio Managers” is deleted in its entirety and replaced with the following:

Portfolio Managers. Zeshan Azam and Wendy Agnew are jointly and primarily responsible for the day-to-day management of the Fund.

Zeshan Azam has been with BlackRock since 2025. Mr. Azam has been employed by BFA or its affiliates as a portfolio manager since 2025 and has been a Portfolio Manager of the Fund since September 2026.

Wendy Agnew has been with BlackRock since 2025. Ms. Agnew has been employed by BFA or its affiliates as a portfolio manager since 2025 and has been a Portfolio Manager of the Fund since September 2026.

The Fund’s SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers’ ownership (if any) of shares in the Fund.

Shareholders should retain this Supplement for future reference.